UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2008

Evolution Petroleum Corporation

(Exact name of registrant as specified in its charter)

001-32942
(Commission File Number)

Nevada	41-1781991
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2500 City West Blvd., Suite 1300, Houston, Texas 77042

(Address of Principal Executive Offices)

(713) 935-0122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 31, 2008, Evolution Petroleum Corporation (the “Company”) issued a press release regarding its revised capital budget for fiscal year 2009.  A copy of the release is furnished as Exhibit 99.1 to this report.

Item 8.01. Other Events.

In the same press release noted at Item 7.01 above, the Company announced that on October 30, 2008, it completed a block repurchase of 788,200 of its common shares from an unaffiliated institution in a negotiated transaction at an average price of $1.10 per share.

Item 9.01. Financial Statements, Pro Forma Financials and Exhibits.

(d)  Exhibits.

        99.1      Press Release of Evolution Petroleum Corporation dated October 31, 2008 and furnished with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolution Petroleum Corporation

Dated: November 3, 2008	By:	/s/ Sterling H. McDonald

Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Evolution dated October 31, 2008 and furnished with this report.

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